Exhibit 99.1

Source: Exela Technologies, Inc.

June 08, 2023 23:45 ET

Exela Technologies Announces Offer for its Senior Secured Notes

IRVING, Texas, June 08, 2023 (GLOBE NEWSWIRE) -- Exela Technologies, Inc. (“Exela” or the “Company”) (NASDAQ: XELA, XELAP) today announced that certain of its subsidiaries have commenced an offer to exchange any and all of their outstanding 11.500% First-Priority Senior Secured Notes due 2026 (the "Old Notes") issued by Exela Intermediate LLC (the “Issuer”) and Exela Finance Inc. (together with the Issuer, the “Issuers”) into new 11.500% First-Priority Senior Secured Notes due 2026 (the “New Notes”) issued by the same Issuers.

This offer is being made upon the terms and conditions set forth in the Confidential Offering Memorandum and Consent Solicitation Statement (the “Offering Memorandum”) dated June 8, 2023. The offer will expire at 11:59 p.m., New York City time, on July 7, 2023 (the “Expiration Time”), subject to being amended or extended. Tendered Old Notes may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on June 22, 2023, but not thereafter.

For each $1,000 principal amount of Old Notes validly tendered prior to 5:00 pm, New York City time, on June 22, 2023 (the “Early Tender Time”), holders will be eligible to receive $800 principal amount of New Notes. Holders who tender Old Notes after the Early Tender Time will only be eligible to receive $750 principal amount of New Notes per $1,000 principal amount of Old Notes.

The New Notes will have a coupon of 11.500% and will mature on April 15, 2026, provided that if any of the Issuers’ existing notes due in 2023 or term loans due in 2023 remain outstanding on July 12, 2023, then the New Notes will also mature on July 12, 2023.

The New Notes will be fully and unconditionally guaranteed by the same guarantors that guarantee the Old Notes (other than certain guarantors that have ceased to have operations or assets) and by certain affiliates of the Issuers. The New Notes and related guarantees will be secured by a first-priority secured interest in substantially all of the existing and future assets of the Issuers and the subsidiary guarantors, which is the same collateral currently securing the Old Notes, as well as the assets of and equity interests in certain affiliates of the Issuers (the “Collateral”).

The consummation of the offer is conditioned upon, among other things, the valid tender, and not valid withdrawal, of at least 66.67% in aggregate principal amount of outstanding Old Notes (excluding Old Notes held by the Issuers or any of their respective affiliates) (the “Minimum Tender Condition”). The Minimum Tender Condition may not be waived by the Issuers. If at least 66.67% of the Old Notes are tendered, the provisions containing the restrictive covenants and events of default for the Old Notes will be eliminated and the Collateral for the Old Notes will be released. Accordingly, upon closing and settlement of the offer, all New Notes will be structurally senior to the Old Notes with respect to the Collateral. Therefore, claims with respect to the Old Notes will be effectively subordinated to claims with respect to the New Notes and the Senior Facilities (as defined in the Offering Memorandum) to the extent of the value of the Collateral and, in the event of a bankruptcy, liquidation or insolvency, there would be fewer assets remaining from which the claims of the Old Notes could be satisfied.

Tendered Old Notes will not receive a cash payment for the accrued and unpaid interest in cash from the last applicable interest payment date to the settlement date. Instead, such accrued and unpaid interest will be carried over to the New Notes, which will accrue interest from January 15, 2023 (the last interest payment date for the Old Notes).

Holders may not tender their Old Notes pursuant to the Exchange Offer without delivering a consent with respect to such Old Notes tendered pursuant to the Consent Solicitation, and holders may not deliver their consents pursuant to the Consent Solicitation without tendering the related Old Notes pursuant to the Exchange Offer. No consideration will be paid for consents in the Consent Solicitation.

The offer is subject to customary closing conditions described in the Offering Memorandum, including, among other things, the Minimum Tender Condition.

Pursuant to a support agreement entered into with several eligible holders of Old Notes which, together with certain of their respective affiliated funds, hold approximately 54.1% of the outstanding principal amount of the Old Notes (excluding Old Notes held by the Issuers or any of their respective affiliates), such holders have agreed to tender all of their Old Notes in the offer. All Old Notes held by the Company and its Affiliates will be tendered in the offer.

Available Documents and Other Details

The Confidential Offering Memorandum will only be distributed to eligible holders of Old Notes who complete and return an eligibility form confirming that they are either a "qualified institutional buyer" under Rule 144A or not a "U.S. person" under Regulation S for purposes of applicable securities laws. Noteholders who desire to complete an eligibility form should either visit the website for this purpose at http://www.dfking.com/exela or request instructions by sending an e-mail to exela@dfking.com or calling D. F. King & Co., Inc., the information agent for the offer, at (800) 290-6432 (U.S. Toll-free) or (212) 269-5550 (Collect).

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof. Accordingly, the New Notes are being offered and issued only (i) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) to non-“U.S. persons” who are outside the United States (as defined in Regulation S under the Securities Act). Non U.S.-persons may also be subject to additional eligibility criteria.

The complete terms and conditions of the offer are set forth in the informational documents relating to the offer. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The offer is only being made pursuant to the Offering Memorandum. The offer is not being made to holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for Exela, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation those discussed under the heading "Risk Factors" in Exela's Annual Report and other securities filings. In addition, forward-looking statements provide Exela's expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela's assessments to change. These forward-looking statements should not be relied upon as representing Exela's assessments as of any date subsequent to the date of this press release.

About Exela Technologies

Exela Technologies is a business process automation (BPA) leader, leveraging a global footprint and proprietary technology to provide digital transformation solutions enhancing quality, productivity, and end-user experience.